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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)  June 12, 1996


                        Commission File Number:  1-12546


                          PACIFIC GULF PROPERTIES INC.
             (Exact name of Registrant as specified in its Charter)


        MARYLAND                                       33-0577520
(State of Incorporation)                   (I.R.S. Employer Identification No.)


     363 SAN MIGUEL DRIVE, SUITE 100, NEWPORT BEACH, CALIFORNIA 92660-7805
         (Address of principal executive officers, including zip code)

                                  714-721-2700
              (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 30, 1996, Pacific Gulf Properties Inc. ("Company") received net proceeds of approximately $30.3 million from a public offering of 2,015,581 shares of its common stock at $16.375 per share.

         As previously announced and more fully described in the Company's Prospectus Supplement dated May 23, 1996, relating to the offering, proceeds from the offering have been used (or will be used) to purchase nine industrial properties ("Acquisition Properties") located primarily in Southern California consisting of 1,351,658 leasable square feet. As of June 12, 1996, the Company has completed seven of the nine property acquisitions. The Company expects to complete the remaining acquisitions in the near future.

         In addition to the proceeds from the offering, upon closing the Company will have utilized its line of credit from Bank of America to provide $19.5 million of funds necessary to close the purchase of the Acquisition Properties.

         The following table provides certain information on the Properties at the time of closing:

                                                       (IN 000'S)
                                         DATE OF        PURCHASE
PROPERTY                               ACQUISITION      PRICE(1)                          SELLER
- --------------------------------      -------------    ----------       ---------------------------------------------
Eden Landing Commerce Park             June 6, 1996      $ 7,250(3)     Eden Landing Associates

San Marcos Commerce Center                 (2)             2,660        550 Associates

Bay San Marcos Industrial Center       June 6, 1996        4,653        Bay San Marcos Limited Partnership

Escondido Business Center              June 6, 1996       10,347        Escondido Business Center Limited Partnership

Bell Ranch Industrial Park            June 12, 1996        3,700        Minoo/Pakravan

La Mirada Business Center              June 6, 1996        3,550        Wells Fargo Bank

Pacific Park                          June 12, 1996        6,850        SCTF Pacific Park II, Inc.

North County Business Park            June 11, 1996        6,300        Value Property Trust

Riverview Industrial Park                  (2)             6,375        The Mutual Life Insurance Company of New York
                                                         -------
                                                         $51,685
                                                         =======

(1)  Excludes closing and preacquisition costs totaling $650,000.

(2)  Date of purchase expected to occur in the near future.

(3) Purchase price as stated in the previously filed Registration Statement did not reflect price concessions negotiated at close of escrow.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements and Pro Forma financial information

         Required financial statements and proforma financial information are incorporated by reference from information previously filed on pages F-1 thru F-29 of Amendment No. 3 to the Company's Form S-3 Registration Statement (File No. 333-02798) (the ""Registration Statement") under the Securities Act of 1933 filed on May 23, 1996. Such pages are attached hereto as exhibit 99.1.

         (b)  Exhibits

         23.1    Consent of Ernst & Young LLP

         99.1    Financial Information (discussed above)

         99.2 Information relating to the Acquisition Properties is incorporated by reference from pages S-15 through S-17 of the Registration Statement. Such pages are attached hereto as exhibit 99.2.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC GULF PROPERTIES INC.


/s/ DONALD G. HERRMAN
- -------------------------------------
Donald G. Herrman
Executive Vice President,
Chief Financial Officer and Secretary


DATED:  June 24, 1996
        -----------------------------


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